Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Quint Media Inc. (the “Company”) for the fiscal year ended February 28, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Constantin Dietrich, President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 29, 2015	/s/ Constantin Dietrich
Constantin Dietrich
President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (principal executive officer and principal financial officer)